SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for  Use  of  the  Commission  Only  (as  permitted  by Rule
      14a-6(e)(2)
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting   Material   Pursuant  to  Section  240.14a-11(c)  or   Section
      240.14a-12

                                ITEX CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required
[  ]  125  per  Exchange  Act  Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check  box  if  any part  of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:  ________________________________________
      2)  Form, Schedule or Registration Statement No.: ___________________
      3)  Filing Party:  __________________________________________________
      4)  Date Filed: _____________________________________________________

                                ITEX CORPORATION
                                3400 COTTAGE WAY
                          SACRAMENTO, CALIFORNIA 95825
                                 (916) 679-1111












To Our Stockholders:

     You are cordially invited to attend the annual meeting of the stockholders of ITEX Corporation (the "Company) to be held on Tuesday, January 28, 2003 at 9:00 a.m., PST, at the Radisson Hotel, 500 Leisure Lane, Sacramento, California 95815.

     At the meeting, you will be asked to (i) elect six (6) directors to serve one year terms or until their successors have been elected and qualified, (ii) approve the ITEX Corporation 2003 Equity Incentive Plan, (iii) ratify the selection of Ehrhardt, Keefe, Steiner & Hottman PC as independent auditors, and
(iv) other matters that properly come before the meeting, including adjournment of the meeting.

     We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.





                                           /S/ LEWIS "SPIKE" HUMER
                                           Lewis "Spike" Humer,
                                           President and Chief Executive Officer

December 6, 2002

                                ITEX CORPORATION
                                3400 COTTAGE WAY
                          SACRAMENTO, CALIFORNIA 95825
                                 (916) 679-1111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 28, 2003

                            ------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of ITEX Corporation, (the "Company"), a Nevada corporation, will be held at the Radisson Hotel, located at 500 Leisure Lane, Sacramento, California, 95815 at 9:00 a.m. PST, for the purpose of considering and acting on the following:

     1. To elect six (6) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

     2. To approve the ITEX Corporation 2003 Equity Incentive Plan;

     3. To ratify the selection of Ehrhardt, Keefe, Steiner & Hottman, PC as independent auditors; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 2, 2002, are entitled to receive notice of and to vote at the meeting. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                              By Order of the Board of Directors



                                              /S/ DANIELA C. CALVITTI
                                              Daniela C. Calvitti,
                                              Secretary

December 6, 2002
                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                ITEX CORPORATION
                                3400 COTTAGE WAY
                          SACRAMENTO, CALIFORNIA 95825
                                 (916) 679-1111

                                 PROXY STATEMENT

                             ---------------------

     We are furnishing this proxy statement to you in connection with our fiscal year 2002 Annual Meeting of Stockholders to be held on January 28, 2003, at 9:00 a.m., PST at the Radisson Hotel, 500 Leisure Lane, Sacramento, California 95815 and at any adjournment thereof. The matters to be considered and acted upon are
(i), the election of six (6) directors to serve until the next annual meeting or until their successors have been elected and qualified, (ii) to approve the ITEX Corporation 2003 Equity Incentive Plan, (iii) to ratify the selection of Ehrhardt, Keefe, Steiner & Hottman PC as independent auditors, and (iv) other matters that properly come before the meeting, including adjournment of the meeting.

     The enclosed proxy is solicited on behalf of our Board of Directors and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted on at the meeting and in accordance with your instructions, if any.

     Our annual report for the fiscal year 2002, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This proxy statement was first mailed to stockholders on or about December 6, 2002.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, including the election of the directors.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, December 2, 2002 (the "Record Date"), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees, FOR the approval of the adoption of the ITEX Corporation 2003 Equity Incentive Plan, and FOR the ratification of the selection of Ehrhardt, Keefe, Steiner & Hottman PC as independent auditors.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-paid envelope included with your proxy materials. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card(s) in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company's Secretary at ITEX Corporation, 3400 Cottage Way, Sacramento, California 95825 Attn: Daniela C. Calvitti, in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

     An inspector of elections will be appointed to count the votes and act as the inspector of election. Our transfer agent, OTR, Inc. is the transfer agent for the Company's common stock. OTR, Inc. will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, OTR Inc. Debra Adams, located at 317 SW Alder, Suite 1120, Portland, Oregon 97204, phone (503) 225-0375, fax (503) 273-9168, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     Only shares of common stock may vote. As of the Record Date, December 2, 2002, 17,727,565 shares of common stock and no shares of preferred stock were issued and outstanding. Each share of common stock is entitled to one vote at the annual meeting on all matters submitted.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the stockholders' meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. A majority of quorum is required to approve each proposal.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers and principal stockholders own?

     The  following  table shows the amount of our common  stock  (Nasdaq  OTCBB
Symbol: ITEX) beneficially owned (unless otherwise indicated) by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. As of November 11, 2002, there were 17,727,565 shares of common stock outstanding. Except as otherwise indicated, all information is as of November 11, 2002. Unless indicated otherwise, the address of all stockholders listed is ITEX Corporation, 3400 Cottage Way, Sacramento 95825.

-------------------------------------------------------------------------------
                                                           Shares Beneficially
                                                                Owned(1)
Name  & Address of Beneficial Owner                       Number        Percent
-----------------------------------                       ------        -------
Abraham, Jay (2)                                          155,000          .87
Bronston, MD William (3)                                  138,000          .78
Calvitti, Daniela C. (4)                                  230,750         1.30
Christensen, Collins (5)                                2,109,080        11.90
Dethman, John L. (6)                                      215,000         1.21
Elder, Jeffrey L. (7)                                     456,900         2.58
Humer, Lewis "Spike" (8)                                  820,106         4.63
Kerr, Melvin P. (9)                                       222,000         1.25

-------------------------------------------------------------------------------
Directors and Executive Officers of ITEX as a group     4,346,836        24.52
-------------------------------------------------------------------------------

Footnotes to Table

     1. The ownership includes only options exercisable on or before October 7, 2002. The total outstanding includes shares assumed to be issued upon the exercise of options for percentage ownership contribution.
     2. Includes 115,000 shares of Common Stock and options to purchase 40,000 shares of Common Stock.
     3. Includes 98,000 shares of Common Stock and options to purchase 40,000 shares of Common Stock.
     4. Includes 87,000 shares of Common Stock and options to purchase 143,750 shares of Common Stock.
     5. Includes 2,109,080 shares of Common Stock.
     6. Includes 175,000 shares of Common Stock and options to purchase 40,000 shares of Common Stock.
     7. Includes 416,900 shares of Common Stock and options to purchase 40,000 shares of Common Stock.
     8. Includes 392,606 shares of Common Stock and options to purchase 427,500 shares of Common Stock.

     9. Includes 147,000 shares of Common Stock and options to purchase 75,000 shares of Common Stock.


                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission ("Commission"), directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except Daniela C. Calvitti who was late reporting the rescission of a grant of stock by the Company and Lewis "Spike" Humer who was late reporting the rescission of a grant of stock by the company and the grant of stock under his prior employment agreement.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than two (2) directors and a maximum of nine (9) directors. The Board has fixed the authorized number of directors at six (6). The term of office for the directors elected at this meeting will expire at the next annual meeting of stockholders to be held in Fiscal 2004 or until his or her earlier death, resignation or removal.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six (6) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

     JEFFREY L. ELDER, Chairman of the Board of ITEX Corporation since October 2001. Director of ITEX Corporation since April 2001; Chairman of the Executive Committee, the Special Committee and the Audit Committee. Age 54. Mr. Elder served as the Senior Vice President, Chief Financial Officer and Consultant of Endosonics Corporation from May 2000 to October 2001. From 1989 to 2000, Mr. Elder served at Foundation Health System in various capacities as Senior Vice President and Chief Financial Officer, Director and Consultant. Mr. Elder is a former Certified Public Accountant. Mr. Elder earned his Bachelor of Business Administration from Ohio University, Athens, Ohio.

     JAY ABRAHAM, Chief Executive Officer of Abraham Consulting, a provider of marketing consulting services since 1995. Director of ITEX Corporation since April 2001. Age 53.

     WILLIAM BRONSTON, MD, Chief Executive Officer of Tower Youth, a model telecommunications, media and performing arts youth center and leadership project. Director of ITEX Corporation since April 2001. Age 63. Dr. Bronston has served as a Medical Consultant for the California Department of Rehabilitation from 1985 to the present.

     DANIELA C. CALVITTI, Chief Financial Officer of ITEX Corporation since October 2000. Director of ITEX Corporation since April 2001. Secretary of ITEX Corporation since October 2001. Age 46. Prior to joining the Company, Ms. Calvitti served as Vice President, Financial Operations with Foundation Health Systems. Ms. Calvitti holds a Bachelor of Science in Business from Miami University of Ohio.

     JOHN L. DETHMAN, Chief Operating Officer and Chief Financial Officer of New Technologies, Inc., a computer forensics software, training and consulting company. Director of ITEX Corporation since April 2001. Chairman of the Compensation Committee. Age 54. Mr. Dethman also serves as a part-time Chief Financial Officer of Zoobles Enterprises, LCC, a company that specializes in children's education and entertainment television and videos. Prior to his current positions, Mr. Dethman provided management and financial consulting services to emerging and start-up companies from 1993 to 1999. He was also an audit partner with Coopers & Lybrand (now PricewaterhouseCoopers) from 1983 to 1993 and was employed by that company for 22 years. Mr. Dethman is a former Certified Public Accountant. He received his Bachelor of Science degree from Oregon State University.

     LEWIS "SPIKE" HUMER, President and Chief Executive Officer of ITEX Corporation. Director of ITEX Corporation since September 2000. Age 43. Mr. Humer was discharged in personal bankruptcy December 1998 (Bankruptcy Court for the District of Oregon). Mr. Humer joined ITEX Corporation in March of 1999 as Director of Training and, in June 1999, he was named Vice President of Operations. In September 2000, he was named Vice President of Operations and Chief Operating Officer. Mr. Humer was nominated to his present position in November 2001. Prior to joining the Company, Mr. Humer was a Vice President of Operations and Operations Manager for two manufacturing companies.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     Outside Members of the Board of Directors receive compensation of $20,000 annually, payable monthly in advance. In January of each year, all currently serving Outside Directors receive a grant of 5,000 shares of the Company's Common Stock and options to purchase 15,000 shares of the Company's Common Stock. In addition, Outside Members of the Board of Directors serving on Committees receive $750 per meeting with the chair of a committee receiving $1,000 per committee meeting. This is true for all committees with the exception of the Executive Committee where the members do not receive additional compensation for attending the meeting or chairing the meeting. Outside Members of the Board of Directors also receive 12,000 Trade Dollars annually payable monthly in advance. The Company compensates the Outside Members of the Board of Directors for the tax effect of receiving Trade Dollars.

How often did the Board meet during fiscal 2002?

     The Board of Directors met four (4) times during fiscal 2002. Each nominee attended 100% of the total number of meetings of the Board and Committees on which they served with the exception of Jay Abraham, who attended at least 90% of the Executive Committee Meetings.

What committees has the Board established?

     The Company currently has an Executive Committee, an Audit Committee, a Special Committee, and a Compensation Committee. The Company did not have a Nominating Committee.

     At fiscal year end, the Executive Committee consisted of five (5) independent directors, Mr. Jeffrey L. Elder, Mr. John L. Dethman, Mr. Jay Abraham, Mr. Gerry Harris and Dr. Bronston, MD and two (2) inside directors, Mr. Lewis "Spike" Humer and Ms. Daniela C. Calvitti. The Executive Committee is chaired by Mr. Elder. As part of its responsibilities, the Executive Committee provides more direct oversight and assistance to management in the operations of the Company, and provides assistance to the Directors on matters delegated to it by the Board.

     At fiscal year end, the Audit Committee consisted of two (2) independent directors, Mr. Jeffrey L. Elder and Mr. John L. Dethman. The Audit Committee is chaired by Mr. Elder. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the stockholders, potential stockholders and the investment community relating to the Company's accounting and reporting practices, the quality and integrity of the Company's financial statements and the capital requirements of the Company. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. A copy of the Audit Committee Charter is attached as Exhibit A.

     At fiscal year end, the Special Committee consisted of two (2) independent directors, Mr. Jeffrey L. Elder and Mr. John L. Dethman. The Special Committee is chaired by Mr. Elder. As part of its responsibilities, the Special Committee was charged with and delegated the authority to address certain investigative and legal matters related to former officers of the Company, and to report and make recommendations to the Board on findings and actions.

     At fiscal year end, the Compensation Committee consisted of four (4) independent directors: Mr. John L. Dethman, Mr. Jeffrey L. Elder, Dr. William Bronston, MD and Mr. Gerry Harris. The Compensation Committee is chaired by Mr. Dethman and it reviews and approves the executive compensation policies and determines employee option grants.

     In accordance with Securities and Exchange Commission ("SEC") regulations, the following is the Audit Committee Report, which is not deemed filed with the SEC and is not incorporated into any report, unless expressly provided by reference to the report.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors, their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditors' judgments regarding any and all of the above issues. The Audit Committee had nine (9) meetings during fiscal year 2002.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB and 10-KSB/A1 for the fiscal year ended July 31, 2002, for filing with the Securities and Exchange Commission.

     In accordance with Section 10A(i)(2) of the Securities Exchange Act of 1934, as added by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is responsible for disclosing non-audit services to be performed by the Company's external auditors that have been pre-approved by the audit committee. Non-audit services are defined by law as services other than those provided in connection with an audit or review of the financial statements of the Company. The audit committee has approved the following non-audit services: review of quarterly financial statements; consultations on accounting standards or transactions; SEC registration statement services; design and implementation of internal accounting and risk management control services; and tax services. The services described above are considered by the Company to be audit-related services that are closely related to the financial statement audit process.

                                                     ITEX CORPORATION
                                                     AUDIT COMMITTEE



                                                     Jeffrey L. Elder, Chairman
                                                     John L. Dethman, Director

Directors of the Company

     The biographies of Mr. Elder, Mr. Dethman, Mr. Abraham, Mr. Humer, Ms. Calvitti and Dr. Bronston can be found under Proposal 1 - Election of Directors.

     COLLINS M. CHRISTENSEN was the President and Chief Executive Officer of ITEX Corporation from May 1999 to November 2001. Director of ITEX Corporation since 1999. Age 45. Prior to Mr. Christensen becoming President of the Company, he was the owner of a cellular telephone company and a limousine service. In 1995, he became an Independent License Broker for the Company and formed and operated an office in Sacramento, California. That office was acquired by the Company in May 1999.

     GERRY HARRIS resigned from the Board of Directors on July 31, 2002. Director of ITEX Corporation since 2001. Age 69. Mr. Harris is the Vice President of Operations for North Main Street Company, where he oversees the management of six hotels located in California and Missouri. Mr. Harris has over thirty years of experience in the hotel and food and beverage industry.

Executive Officers of the Company

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

---------------------------------------------------------------------------------------------------------------
              Name                              Position                 Age                   Period
              ----                              --------                 ---                   ------
Lewis "Spike" Humer                President and Chief Executive          43          November 2001 to Present
                                   Officer
Collins M. Christensen             President and Chief Executive          45          May 1999 to October 2001
                                   Officer
Daniela C. Calvitti                Chief Financial Officer                46          October 2000 to Present
Melvin P. Kerr                     Chief Operating Officer                46          December 2001 to Present
Robert Harris                      Legal Counsel                          53          May 2000 to November 2001
---------------------------------------------------------------------------------------------------------------

     Executive officers are elected by the Board of Directors and serve at the pleasure of the Board. Mr. Lewis "Spike" Humer, Ms. Daniela C. Calvitti and Mr. Melvin P. Kerr have entered into employment agreements with the Company. There is no family relationship between any of the officers, directors or nominees.

     The biographies of Mr. Humer and Ms. Calvitti can be found under Proposal 1
- Election of Directors.

     MELVIN P. KERR Chief Operating Officer of ITEX Corporation since December 2001. Mr. Kerr has earned a BBA from the University of Michigan and a Master of Business Administration form the University of Chicago, Graduate School of Business. Age 46. Prior to joining ITEX, Mr. Kerr specialized in organizational and financial assessment and restructuring. Mr. Kerr was the Chief Operating Officer and Chief Financial Officer for YWCA in Flint, Michigan from 1996 to 2001. He has more than twenty years of hands-on management experience in turn-around, transition and high-growth companies.

COMPENSATION OF ITEX MANAGEMENT

     The Compensation Committee ("Committee") of the Board of Directors is responsible for the Company's compensation, benefits and stock option grants for executive officers. The Committee is composed entirely of independent outside directors. The following is the Committee's report on executive compensation.

                           SUMMARY COMPENSATION TABLE

==========================================================================================================================
                                        ANNUAL COMPENSATION                                  LONG-TERM COMPENSATION
                                        --------------------                                 ----------------------
                                                                       OTHER ANNUAL   RESTRICTED STOCK       SECURITIES
NAME AND PRINCIPAL POSITION   (1)                                         COMP.           AWARD(S)           UNDERLYING
                              YEAR        SALARY         BONUS (7)                                          OPTIONS/SARs
==========================================================================================================================
Lewis "Spike" Humer           2000      $ 84,441       $ 89,325         $4,800 (2)         $35,000            300,000
President and Chief           2001      $127,510                        $4,800 (2)
                                                                        $4,538 (3)
Executive Officer             2002      $155,833       $ 12,500         $4,000 (2)         $ 9,000            370,000
                                                                        $9,654 (3)
==========================================================================================================================
Collins M. Christensen        2000      $190,986       $178,650         $4,800 (2)
President and Chief           2001      $267,504                        $4,800 (2)
Executive Officer             2002      $ 84,367 (4)                    $1,200 (2)
==========================================================================================================================
Daniela C. Calvitti           2000
Chief Financial Officer       2001      $ 96,923 (5)                   $10,154 (3)                            100,000
                              2002      $132,000       $  6,250        $17,377 (3)         $ 5,625            275,000
==========================================================================================================================
Melvin P. Kerr,               2002      $100,000       $  6,250        $ 3,500 (3)
Chief Operating Officer
==========================================================================================================================
John Castoro                  2000      $128,622                       $ 2,500 (3)
Vice President, Regional      2001      $119,376                                                               50,000
Operations                    2002      $114,707                       $ 6,120 (3)         $ 3,375             80,000
==========================================================================================================================

----------------------------
(1)  Based on fiscal years

(2)  Car allowance
(3)  Trade dollars earned
(4) Compensation from August 1, 2001 to November 5, 2001, final date of employment
(5)  Compensation from October 23, 2000 to July 31, 2001
(6)  Compensation from December 1, 2001 to July 31, 2002
(7) $25,000 bonus to be paid based on fourth quarter results - Mr. Humer, $12,500; Ms. Calvitti and Mr. Kerr $6,250 each

Employment Agreements

     On November 16, 2001 the Company entered into an employment agreement with Mr. Humer whereby, Mr. Humer agreed to serve as President and Chief Executive Officer and receive compensation equal to $155,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Humer is entitled to participate in a bonus program(s) as may be determined from time to time by the Employer's Board of Directors. The employee is eligible to receive an award of stock options as may be determined from time to time by Employer's Compensation Committee. The employment agreement may be terminated by mutual consent of the Company and Mr. Humer or by the Company with cause. The employment agreement expires by its terms on December 14, 2003.

     On December 14, 2001 the Company entered into an employment agreement with Ms. Calvitti whereby, Ms. Calvitti agreed to serve as Chief Financial Officer and receive compensation equal to $132,000 per year, subject to annual increases as may be determined by the Board of Directors. Ms. Calvitti is entitled to participate in a bonus program(s) as may be determined from time to time by the Employer's Board of Directors. The employee is eligible to receive an award of stock options as may be determined from time to time by Employer's Compensation Committee. The employment agreement may be terminated by mutual consent of the Company and Ms. Calvitti or by the Company with cause. The employment agreement expires by its terms on December 14, 2003.

     On December 14, 2001 the Company entered into an employment agreement with Mr. Kerr whereby, Mr. Kerr agreed to serve as Chief Operating Officer and receive compensation equal to $150,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Kerr is entitled to participate in a bonus program(s) as may be determined from time to time by the Employer's Board of Directors. The employee is eligible to receive an award of stock options as may be determined from time to time by Employer's Compensation Committee. The employment agreement may be terminated by mutual consent of the Company and Mr. Kerr or by the Company with cause. The employment agreement expires by its terms on December 14, 2003.

Options Granted in Last Fiscal Year

                                Individual Grants

======================================================================================================================


                       Number of     Percent of                                          Potential Realized Value at
                       Securities    Total Options                                      Assumed Annual Rates of Stock
                       Underlying    Granted to                                         Price Appreciation for Option
                       Options       Employees in    Exercise Base     Expiration Date              Term
Name                   Granted(1)    Fiscal Year     Price ($/sh)(3)                        5%(2)       10%(2)
=====================================================================================================================
Lewis "Spike" Humer    120,000           9.3%             0.09          Jan 17, 2007      $ 8,661      $18,529
Lewis "Spike" Humer    200,000          15.5%             0.08          Feb 10, 2007      $12,831      $27,480
Lewis "Spike" Humer     50,000           3.9%             0.21          June 4, 2007      $ 8,420      $18,014
=====================================================================================================================
Daniela C. Calvitti    175,000          13.6%             0.09          Jan 17, 2007      $12,630      $27,021
Daniela C. Calvitti    100,000           7.8%             0.08          Feb 10, 2007      $ 6,415      $13,725
=====================================================================================================================
Melvin P. Kerr         300,000          23.4%             0.09          Jan. 17, 2007     $21,652      $46,361
=====================================================================================================================
John Castoro            80,000           6.2%             0.09          Jan 17, 2007      $ 5,774      $12,352
=====================================================================================================================

Footnotes to Table

     (1) All options were granted pursuant to the Company's 1995-96, 1996-97 and 1997-1998 plan.
     (2) In accordance with the rules of the SEC, shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future increase in the price of its Common Stock.
     (3) The exercise price of the options was equal to the fair market value of the Company's common stock on the date of grant.

                         Ten-Year Options/SAR Repricings

     There were no repricing of options for the fiscal year ended July 31, 2002.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended July 31, 2002 for all executive officers at the end of the year.


------------------------------------------------------------------------------------------------------------------------
                                                                                         Value of Unexercised Options
                                                              Number of Options at J             In-the-Money
                        Shares Acquired                           July 31, 2002         at July 31, 2002(Exercisable/
Name                      Or Exercised     Value Realized         (Exercisable/               Unexercisable)(1)
                                                                Unexercisable)(1)
========================================================================================================================
Lewis "Spike" Humer            0                 0               427,500/302,500                 2,900/8,700
------------------------------------------------------------------------------------------------------------------------
Daniela C. Calvitti            0                 0               131,250/256,250                 2,313/6,938
------------------------------------------------------------------------------------------------------------------------
Melvin P. Kerr                 0                 0                75,000/225,000                 2,250/6,750
========================================================================================================================

Footnotes to Table

     (1) Based on July 31, 2002 closing bid price of $0.12.



1995-6 Key Employee Incentive Stock Option Plan

     The Company's 1995-6 Key Employee Incentive Stock Option Plan ("1995-6 Plan") was approved by the Company's Board in December 1995 and ratified by the stockholders in May 1996. A total of 1,250,000 shares were approved by the stockholders for issuance under option agreements, subject to the 1995-6 Plan.

     The 1995-6 Plan permits the grant of stock options to employees, officers, directors, consultants and advisors. The purpose of the 1995-6 Plan is to attract, motivate and retain key personnel who can contribute materially to the Corporation's growth and success and to give personnel a greater personal stake in the success of the Company.

1996-7 Key Employee Incentive Stock Option Plan

     The Company's 1996-7 Key Employee Incentive Stock Option Plan ("1996-7 Plan") was approved by the Company's Board in January 1997 and ratified by the stockholders in February 1999. A total of 755,000 shares were approved by the stockholders for issuance under option agreements, subject to the 1996-7 Plan.

     The 1996-7 Plan permits the grant of stock options to employees, officers, directors, consultants and advisors. The purpose of the 1996-7 Plan is to attract, motivate and retain key personnel who can contribute materially to the Corporation's growth and success and to give personnel a greater personal stake in the success of the Company.

1997-8 Key Employee Incentive Stock Option Plan

     The Company's 1997-8 Key Employee Incentive Stock Option Plan ("1997-8 Plan") was approved by the Company's Board in September 1997 and approved by the shareholders in February 1999. A total of 965,000 shares were approved by the stockholders for issuance under option agreements, subject to the 1997-8 Plan.

     The 1997-8 Plan permits the grant of stock options to employees, officers, directors, consultants and advisors. The purpose of the 1997-8 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

                      Equity Compensation Plan Information

Compensation Plan Table

     The following table provides aggregate information as of the end of the fiscal year ended July 31, 2002 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

====================================================================================================================
        Plan category          Number of securities to be    Weighted-average exercise      Number of securities
                                issued upon exercise of        price of outstanding        remaining available for
                                  outstanding options,     options, warrants and rights     future issuance under
                                  warrants and rights                                     equity compensation plans
                                                                                            (excluding securities
                                                                                          reflected in column (a))
                                          (a)                           (b)                          (c)
====================================================================================================================
Equity compensation plans
  approved by security
        holders                        2,200,000                       $.36                       2,302,000
====================================================================================================================
Equity compensation plans
    not approved by
   security holders                        0                             0                            0
====================================================================================================================
       Total                           2,200,000                       $.36                       2,302,000
====================================================================================================================

     If a proxy includes an action with respect to a new plan or an amendment to increase the number of shares under a plan, the new plan and the additional shares are not required to be included in the table. If the proxy includes another amendment to a plan, the disclosure regarding that plan is required.

     The Company grants options to our executive officers under our approved Plans. As of July 31, 2002, options to purchase a total of 2,200,500 shares were outstanding under the Plan and options to purchase 2,200,000 shares remained available for grant thereunder.

     The exercise price of each option was equal to the closing sales price of our common stock as reported on the Nasdaq Stock Market for the last market trading

                     PROPOSAL 2 - 2003 EQUITY INCENTIVE PLAN

     The stockholders are being asked to approve the adoption of the Company's 2003 Equity Incentive Plan (the "2003 Plan") attached as Appendix B. The 2003 Plan will supplement the Company's existing option grants that have been made under the 1996, 1997, and 1998 previously approved option plans. The 2003 Plan will become effective immediately upon stockholder approval. By resolution of the Board of Directors, the 1996, 1997, and 1998 Plans previously approved will cease to be used, and options available for grant under those plans will not be used, upon shareholder approval of the proposed new 2003 Plan. Following approval by the shareholders, only the 2003 Plan will be used for future grants of options.

     The Board of Directors believes that stock based awards have been very effective for these purposes over time and have proven to be an important component of the Company's overall compensation and incentive strategy for employees, directors, officers and consultants. The Company is committed to broad-based participation in the equity incentive program by employees at all levels and by directors, officers and consultants. The Company believes that the equity incentive program is important in order to maintain the Company's culture, employee motivation, and continued success.

DESCRIPTION OF THE 2003 PLAN

     Structure. The 2003 Plan allows for the grant of options, restricted stock, stock appreciation rights and stock bonuses to eligible individuals in the Company's employ or service as directors, officers or consultants may, at the discretion of the Plan Administrator. The principal features of the program are described below.

     Administration. The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2003 Plan. The term "Plan Administrator" as used in this summary means the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 2003 Plan. The Plan Administrator has the authority to interpret the 2003 Plan and the rights underlying any grants or awards made subject to the 2003 Plan. Any decision or action of the Plan Administrator in connection with the 2003 Plan is final and binding.

     No member of the committee shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2003 Plan provided the committee member was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.

     Eligibility. Employees, directors, officers, consultants and advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2003 Plan. Eligible persons include, in the case of an incentive stock option, employees of the Company or a subsidiary, and in the case of non-qualified stock options, restricted stock, stock appreciation rights and stock bonuses, employees, directors, officers and consultants of the Company or a subsidiary. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The 2003 Plan will be funded with 850,000 shares of common stock reserved for issuance under the 2003 Plan. The shares issuable under the 2003 Plan may be made available either from the Company's authorized but unissued common stock or from common stock re-acquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding awards under the 2003 Plan which expire or terminate prior to exercise will be available for subsequent issuance.

     Valuation. For purposes of establishing the exercise or purchase price and for all other valuation purposes under the 2003 Plan, the fair market value per share of common stock on any relevant date under the 2003 Plan is the closing bid price for the Company's common stock as quoted on the Over The Counter Bulletin Board at the close of business on that date. As of November12, 2002, the closing bid price for the Company's common stock as quoted on the Over The Counter Bulletin Board was $0.115.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2003 Plan will be evidenced by an award agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2003 Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. Shareholder approval of this Proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the share on the date of grant. Payment for shares purchased pursuant to the 2003 Plan may be made in cash, or, where approved by the Plan Administrator, in any of the following manners.

     Payment may be made by surrender of shares of the Company owned by the participant more than six months, or that were obtained by the participant on the open market. With respect to the exercise of an option, payment may be made through a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the participant irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company. Payment may also be by a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company. Payment may also be made by "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price or by a loan by the Company.

     Reload Option. The Plan Administrator of the 2003 Plan may, in its discretion, grant a participant a reload option. A participant with a reload option, who pays for his or her stock in whole or in part with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the participant, only the participant, his guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2003 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Employment. If a participant's employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the award agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor, or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

     Retirement, Death or Permanent Disability. If a participant in the 2003 Plan ceases to be an employee of the Company due to retirement, the participant may exercise the option within the maximum term of the option as it existed on the date of retirement. If the participant does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a participant becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the participant, the participant's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the award agreement.

     Current or Former Outside Directors. Current or former outside directors may exercise vested options at any time during the maximum term of the option.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that a participant has committed an act of misconduct, the Plan Administrator may suspend the participant's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules, or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Plan Administrator shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Plan Administrator. The determination of the Plan Administrator shall be final and conclusive unless overruled by the board.

     Option Transferability. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, the Plan Administrator may establish procedures pursuant to which non-statutory options may be transferred or assigned during the optionee's lifetime to one or more members of the optionee's family or to certain other entities specified in the 2003 Plan.

     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award subject to the following. The offer of an award of restricted stock shall be accepted by the participant's execution and delivery of the award agreement and full payment for the shares to the Company within thirty days from the date the award agreement is delivered to the person. The purchase price will be at least eighty-five percent of the fair market value of the shares on the date the restricted stock award is granted. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by the Company or a bank selected by the Plan Administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a shareholder as to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company unless the participant remains an employee of the Company or its subsidiary. If the participant paid any amount for the forfeited shares, the Company shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered, or transferred except in the event of death, or by will or the laws of descent and distribution.

     Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the 2003 Plan. The Plan Administrator shall determine the number shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the Plan Administrator shall determine the proper award. The Plan Administrator may adjust the performance goals applicable to the stock bonuses to account for changed circumstances as the Plan Administrator deems necessary. The earned portion of a stock bonus may be paid currently or on a deferred basis. Payment may be in cash, whole shares, including restricted stock, or a combination thereof, either in a lump sum payment or in installments as the Plan Administrator determines.

     Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised, but such period may not commence until six months after the date of grant. The maximum number of shares subject to SAR's which can be granted under the 2003 Plan during any calendar year to any individual is 100,000 shares. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SARs shall be determined by dividing the number of shares as to which the SAR is exercised multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of the shares on the date of grant of the SAR, by the fair market value of the shares on the exercise date, however, the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2003 Plan. Assignment shall be by written request, and the terms applicable to assigned SAR's remain the same as those in effect for the award immediately before the assignment.

GENERAL PROVISIONS

     Dissolution, Liquidation, or Merger, and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to you of adequate consideration as specified in the 2003 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

     In the event a change of control of the Company as defined in the 2003 Plan occurs, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change, subject to state law limitations. A change of control generally occurs when one transaction or series of transactions results in the issuance of 51% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2003 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding awards under the 2003 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Shareholder Rights. No recipient of an award will have any shareholder rights with respect to the awards until such recipient has exercised the award and paid the exercise price for the purchased shares.

     Amendment and Termination. The Board may amend, suspend or terminate the 2003 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2003 Plan or by law.

     Unless sooner terminated by the Board, the 2003 Plan will in all events terminate on January 28, 2013. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

     Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2003 Plan affect or otherwise modify the rights or obligations of the holders of those options.

     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the board or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2003 PLAN

     Options. Options granted under the 2003 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to forfeiture in the event of the optionee's termination of service, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's forfeiture lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture to the Company lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under
Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Restricted Stock Awards. The employee receives no taxable income upon the receipt of a restricted stock award. The employee is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows employees, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the employee. In the event an employee makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing employee will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If an employee who has made a Section 83(b) election subsequently forfeits the shares, the employee will not be entitled to any deductions, however, he may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the employee recognizes income.

     Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with any awards issued under the 2003 Plan, including disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those awards will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those awards must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

     On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, clarifying APB Opinion 25 ("FIN 44"),"Accounting for Stock Issued to Employees." FIN 44 provides and interpretation of APB Opinion 25 on accounting for employee stock compensation and describes its application to certain transactions. It applies on a prospective basis to events occurring after July 1, 2000, except for certain transaction involving awards granted to nonemployees, repriced fixed options, and modifications to add reload option features, which apply to awards granted after December 31, 1998. FIN 44 clarifies the following:

     -  the  definition of an employee  for purposes of applying APB Opinion No.
25;
     - the criteria for determining whether a plan qualifies as a noncompensatory plan;
     - the accounting consequences of various modifications to the terms of the previously fixed stock options; and
     - the accounting for an exchange of stock compensation awards in a business combination.

     The following is an example of the application of FIN 44, award grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the award measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying award shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the award shares over the period between the grant date of the award and the vesting date of each installment of the award shares (if vesting applies).

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 2002 Annual Meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of the 2003 Plan.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2003 PLAN UNDER ITEM 3 ON THE PROXY CARD.

Certain Related Transactions

     There were no related party transactions. The Company's policy requires all related party transactions to be approved by the Audit Committee.

Independent Auditors

     The firm of Ehrhardt, Keefe, Steiner & Hottman PC served as our independent auditors for the year ended July 31, 2002, and during the course of that fiscal year they were also engaged by us to provide certain non-audit services.

     Audit Fees. Fees for the last annual audit were $55,400.

     All Other Fees. All other fees were $115,963 including audit related services of $69,769 and non-audit services of $46,195. Audit related services generally include fees for accounting consultations and SEC registration statements.

     A representative of Ehrhardt, Keefe, Steiner & Hottman PC will be at the meeting to make a statement, if he or she desires, and to respond to appropriate questions.

Proposals of Stockholders

     Proposals by stockholders intended to be presented at the Company Fiscal Year 2003 Annual Meeting of Stockholders must be received by the Company not later than October 28, 2003, for consideration for possible inclusion in the proxy statement relating to that meeting.

Annual Report to Stockholders

     The Annual Report for the fiscal year ended July 31, 2002 including audited financial statements, has been mailed to the stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

     Copies of the Company's Annual Report on Form 10-KSB and 10-KSB/A1 filed with the Securities and Exchange Commission for the year ended July 31, 2002 will be provided to Stockholders without charge upon request. Stockholders should direct any request to ITEX Corporation, 3400 Cottage Way, Sacramento, California 95825, Attn: Daniela C. Calvitti, Secretary.

                                 OTHER BUSINESS

     The Company does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

                                              By Order of the Board of Directors


                                              /S/ DANIELA C. CALVITTI
                                              Daniela C. Calvitti
                                              Secretary
Sacramento, California

PROXY


                                ITEX CORPORATION
                                3400 COTTAGE WAY
                          SACRAMENTO, CALIFORNIA 95825
                                 (916) 679-1111


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lewis "Spike" Humer and Daniela C. Calvitti as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ITEX Corporation held of record by the undersigned as of December 2, 2002, at the Annual Meeting of Stockholders to be held at to be held on Tuesday, January 28, 2003 at 9:00 a.m., PST, at the Radisson Hotel, 500 Leisure Lane, Sacramento, California 95815 and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Proposal 1   To  elect  directors  to serve for the ensuing year and until their successors are elected.

Nominees
--------
Jay Abraham              [  ]   FOR    [  ]   WITHHOLD AUTHORITY
William Bronston, M.D    [  ]   FOR    [  ]   WITHHOLD AUTHORITY
Daniela C. Calvitti      [  ]   FOR    [  ]   WITHHOLD AUTHORITY
John L. Dethman          [  ]   FOR    [  ]   WITHHOLD AUTHORITY
Jeffrey L. Elder         [  ]   FOR    [  ]   WITHHOLD AUTHORITY
Lewis "Spike" Humer      [  ]   FOR    [  ]   WITHHOLD AUTHORITY

Proposal 2   To  approve  the  adoption  of  the  ITEX  Corporation  2003 Equity
             Incentive Plan

                         [  ]   FOR    [  ]   AGAINST     [  ]  ABSTAIN

Proposal 3   To  approve  ratification  of  the  selection  of  Ehrhardt, Keefe,
             Steiner & Hottman PC as independent auditors.

                         [  ]   FOR    [  ]   AGAINST     [  ]   ABSTAIN

Proposal 4   To  transact  such  other  business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                                  Common Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      Appendix A
                                ITEX Corporation
                             Audit Committee Charter
                                November 19, 2002

Preamble

     ITEX Corporation (the "Company"), as part of its continuous improvement efforts desires to strengthen its Board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's Audit Committee.

Organization

     The Audit Committee (the "Committee") of the Board of Directors shall be comprised of at least two (2) directors who are independent of management and the Company, and shall be considered independent if they have no employment or other relationship with the Company that might interfere with the exercise of their independence from the Company or management. No Committee member is paid consulting, advisory or other compensation fees other than for Board services. All Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

     The Company's independent auditors are selected approved by, and report directly to the Audit Committee. If the Company establishes an internal audit function, the head of such internal audit function shall also report directly to the Audit Committee.

Statement of Policy

     The Committee shall provide assistance to the Board of Directors in fulfilling the Board members' responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting and reporting practices of the Company, as required by all applicable state and federal laws, rules and regulations, and overseeing the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the members of the Board of Directors, the independent auditors and the Company's principal financial officer.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, conduct audits or provide professional certification as to whether the Company's financial statements are complete and accurate; this is the responsibility of management and the independent accountants.

Responsibilities

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all the requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee will:

o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's Annual Report, as prepared for filing with the Securities and Exchange Commission.

o Review and approve all compensation plans,  agreements,  and arrangements with
  the Company's executive   officers,   in  cooperation  with  the  Compensation
  Committee.

o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company. In selecting the independent auditors, the Committee will investigate any conflicts of interest.

o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and, if appropriate, terminate their services.

o Review and concur with management's appointment, termination or replacement of the Company's principal financial officer and/or the head of the Company's internal audit function, if such position is created from time-to-time.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and, at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

o Review the internal audit functions of the Company, including the independence and authority of its principal financial officer, in meeting the Company's reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

o Inquire of management, the internal audit staff, as applicable, and the independent auditors about significant risks or exposures and to assess the steps management has taken to minimize such risks to the Company, including critical accounting policies.

o Direct the independent auditors to communicate directly to each member of the Committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-QSB upon review.

o Receive, prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the quarterly financial statements with financial management prior to the filing with the Securities and Exchange Commission (or prior to the press release of results, if possible), to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and to discuss any other matters required to be communicated to the Committee by the independent auditors. The chair of the Committee, or a member of the Committee designated by the chair, may represent the entire Committee for purposes of this review and any required discussions with the independent auditor.

o Review the financial statements contained in the Annual Report to Stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Committee by the auditors. Also review with the financial management team and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the Company's principal accounting officer and the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audits.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors, a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend, that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

o Review and pre-approve all non-audit services performed by the independent auditors.

o Review the report of the Committee in the Annual Report to Stockholders and the Annual Report on Form 10-KSB disclosing whether or not the Committee has reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the Proxy Statement for its Annual Meeting of Stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Stockholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

o Review all complaints received by the issuer regarding accounting, internal accounting controls or auditing matters. All employees of the Company may anonymously send concerns in writing to the Chair of the Audit Committee. The Audit Committee will establish a procedure for the review of complaints, investigation and retention of complaints for future reference.

o Review and approve all press releases and other disclosure contained in any report filed with the Securities and Exchange Commission, and review the report of the principal financial officer with respect to the Company's internal controls for disclosure.

Report

     The Committee will prepare a report to be included in the Company's Proxy Statement for an Annual Meeting of Stockholders discussing whether the Committee reviewed the financial statements with management and discussed the Statement on Auditing Standards No. 61 and Independence Standards Board Standard No. 1 with the independent accountants and if it has recommended to the Board of Directors that the audited financial statements be included in its annual report to be filed with the Securities and Exchange Commission.

     Approved by the Board of Directors on November 19, 2002.





Date:  ________________                       By: _____________________________
                                                  Jeffrey L. Elder,
                                                  Audit Committee Chairman

                                                                      Appendix B

                                ITEX CORPORATION
                           2003 EQUITY INCENTIVE PLAN


1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Appreciation Rights, and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Company, nor shall it limit the ability of Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the shareholders approval. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4. SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Eight Hundred and Fifty Thousand (850,000). Outstanding shares of the Company, shall for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock.

          a. Subject to Sections 4.2, Shares that are subject:

               i. to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

               ii.  to an Award granted hereunder but are forfeited; or

               iii. to  an  Award that otherwise terminates without Shares being issued

will again be available for grant and issuance in connection with future Awards under this Plan. However, in the event that prior to the Award's forfeiture, termination, expiration or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under
Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

                  b. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award shall consist of authorized and unissued Shares. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

               i. The grant of an Option, SAR, Stock Bonus Award, or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

               ii. While an Option,  SAR, Stock Bonus Award, or Restricted Stock
                   Award is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares.

5. ADMINISTRATION OF THIS PLAN.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

          6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the
Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

          6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. The exercise or partial exercise of either an Option or its Tandem Right shall result in the termination of the other the extent of the number of Shares with respect to which the Option or Tandem Right is exercised.

          6.2.5. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. If no beneficiary is designated, the Administrator, at its discretion, may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

          6.2.6. Exercise After Certain Events.

               i. Termination of Employment - Employee/Officer

                    (1) Incentive Stock Options.

                         (a)  Termination  of All  Services.  If for any  reason
other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder)).

                         (b) Continuation of Services as Consultant/Advisor.  If
a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) but in no event beyond the expiration date of the Option as set forth in the Award Agreement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

                    (2) Non-Qualified Stock Options.

                         (a)  Termination  of All  Services.  If for any  reason
other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

                         (b) Continuation of Services as Consultant/Advisor.  If
a Participant granted a Non-qualified Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (twelve (12) months in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten
(10) years from the Grant Date).

               ii. Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

               iii. Permanent Disability and Death of Employee/Officer. If a Participant becomes permanently and totally disabled (within the meaning of
Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), or within the three (3) months after Termination of employment, vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder).

               iv. Termination of Outside Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be an outside director of Company or Subsidiary, vested Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

          6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have: (i) committed an act of embezzlement, fraud, dishonesty, breach  of  fiduciary  duty  to  Company  or  a  Subsidiary;  (ii)  deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary; (iii) made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary; (iv) induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or (v) engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

     The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

          i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

          ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

          iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

          iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

          v. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

          6.3.1.  The aggregate  Fair Market Value  (determined  as of the Grant
Date)  of  the  Stock  for  which   Incentive  Stock  Options  may first  become
exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Sections 21 or 22) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

          6.3.2. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code
Section 422.

          6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an Eligible Person Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, the duration of the restrictions ("Restricted Period"), and all other terms and conditions of the Restricted Stock Award, subject to the following:

          7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement and full payment for the Shares to the Company within thirty
(30) days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

          7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 10 of this Plan.

          7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

               7.3.1. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator;

               7.3.2. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or non-Employee Director of or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a stockholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

8. STOCK BONUSES.

     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus;
(b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments, as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

9. STOCK APPRECIATION RIGHTS.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with
Section 9.5 below, for services rendered to the Company. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth in the Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to the Company, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.5 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Administrator, the Tandem Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 9 as the "exercise date." The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value the Shares on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of the Shares on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

          9.7.1.  Transferability of Stock  Appreciation  Rights. No Award under
Section 9. shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the
Participant, his guardian or legal representative may exercise an Award. A Participant may designate a beneficiary to exercise his or her Award after the Participant's death. However, the Administrator may provide for transfer of an Award without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister- in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an SAR may be made only be delivery to the Company of a written SAR assignment request (the "Assignment Request") in a form approved by the administrator, stating the numbers of SARs and Shares underlying SARs requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreement regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by The Company to comply with applicable securities laws.

          9.7.2. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under
Section 6.2.5.

     9.8. Termination of Employment. Upon the Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment or other services, as are specified in Section 6.2.6. with respect to Options.

     9.9 Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2.7 with respect to Options.

10. PAYMENT FOR SHARE PURCHASES.


     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

          10.1.1. by cancellation of indebtedness of the Company to the Participant;

          10.1.2.  by  surrender  of shares of Stock of the Company that either:
(1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

          10.1.3. by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

          10.1.4. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          10.1.5. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

     10.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

11. WITHHOLDING TAXES.

     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 14. Subject to Sections 20 and 21, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

13. TRANSFERABILITY. Unless otherwise provided, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase at the Exercise Price or the Purchase Price of the Shares acquired under an Award or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase the Shares acquired under an Award at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Option.

15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

17. EXCHANGE AND BUYOUT OF AWARDS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

19. RIGHTS OF EMPLOYEES.

     19.1. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     19.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 19, make any adjustments it deems appropriate.

20. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

21. DISSOLUTION, LIQUIDATION, MERGER.


     21.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised or negotiate to have such Award assumed by the surviving corporation. See Change of Control Section 22.1 with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation.

     21.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

22. CHANGE OF CONTROL.

     22.1. Definition. If there is a "change of control" in the Company, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 51% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 51% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. See Section 21 with respect to Awards vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 22 and the result upon the non-exercise of the Awards.

     22.2. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

23. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

24. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock, or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

25. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

26. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     26.1 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, a Stock Appreciation Right, or Stock Bonus.

     26.2 "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     26.3 "Board" means the Board of Directors of the Company.

     26.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     26.5 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     26.6 "Company" means ITEX Corporation, a Nevada corporation and its subsidiaries, or any successor corporation.

     26.7 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     26.8 "Effective Date" has the meaning set forth in Section 2.

     26.9 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, any director, officer or employee of the

Company or other person who, in the opinion of the Board, is rendering  valuable
services  to  the  Company,   including  without   limitation,   an  independent
contractor, outside consultant, or advisor to the Company.

     26.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     26.11 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     26.12 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     26.13 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     26.14 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined under in the regulations promulgated under Code Section 162(m), or any successor statute.

     26.15 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     26.16 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     26.17 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     26.18 "Outside Director" means any director who is not (a) a current employee or officer of the Company; (b) a former employee or officer of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); or (c) currently receiving compensation for personal services in any capacity, other than as a director, from the Company, as limited under applicable Nasdaq rules, as adopted from time-to-time; as may otherwise be defined in regulations promulgated under Section 162(m) of the Code.

     26.19 "Option" means an award of an option to purchase  Shares  pursuant to
Section 6.

     26.20 "Optionee" means the holder of an Option.

     26.21 "Participant" means a person who receives an Award under this Plan.

     26.22 "Plan" means this 2003 Equity Incentive Plan, as amended from time to time.

     26.23 "Restricted Stock Award" means an award of Shares pursuant to Section 7.

     26.24 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     26.25 "SEC" means the Securities and Exchange Commission.

     26.26 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     26.27 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     26.28 "Stock" means the Common Stock, $.01 par value, of the Company, and any successor entity.

     26.29 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to this Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     26.30 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     26.31 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     26.32 "Tandem Right" means a Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     26.33 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     26.34 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

     26.35 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     26.36  "Vesting  Date" means the date on which an Award  becomes  wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.